BANK OF AMERICA SECURITIES



                                  RASC 2004-KS8
                           Manufactured Housing Loans



1. Current Balance

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Current Balance          Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
1 - 50,000                    402     11,501,655.42         67.15         9.829       638      97.81
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
50,001 - 100,000               79      5,059,332.43         29.54         9.488       648      95.18
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
100,001 - 150,000               5        567,837.72          3.32         9.003       644      76.26
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Average: $35,244.50
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Lowest: $9,993.54
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Highest: $140,000.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------






2. Gross Mortgage Rate

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Gross Mortgage Rate      Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
5.001 - 6.000                   3         73,211.21          0.43         5.752       708      82.52
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
6.001 - 7.000                   3        135,396.56          0.79         6.854       762      90.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
7.001 - 8.000                  26        948,080.41          5.53         7.973       644      94.45
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
8.001 - 9.000                  89      3,697,720.21         21.59         8.673       675      92.98
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
9.001 - 10.000                194      7,133,794.45         41.65         9.561       638      97.38
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
10.001 - 11.000               101      3,422,419.63         19.98        10.521       619      97.50
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
11.001 - 12.000                37      1,056,645.79          6.17        11.683       622      98.37
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
12.001 - 13.000                12        332,539.30          1.94        12.395       604      99.33
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
13.001 - 14.000                21        329,018.01          1.92        13.710       570     100.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
W.A.: 9.701%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Lowest: 5.625%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Highest: 13.990%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------




3. Credit Score

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Credit Score             Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
750 - 799                       9        310,262.52          1.81         7.853       770      90.36
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
700 - 749                      27      1,025,807.38          5.99         8.574       722      99.71
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
650 - 699                     112      4,670,957.03         27.27         9.222       671      95.92
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
600 - 649                     265      9,280,987.32         54.18         9.891       625      97.30
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
550 - 599                      67      1,657,419.07          9.68        10.984       581      92.69
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
500 - 549                       6        183,392.25          1.07        10.101       538      80.55
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
W.A.: 641
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Lowest: 529
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Highest: 790
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------





4. Credit Grade

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Credit Grade             Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
A4                             53      1,471,968.30          8.59        11.106       631      99.66
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
AX                            386     14,588,250.58         85.17         9.444       646      96.11
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
AM                             38        923,469.36          5.39        11.259       581      93.83
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
B                               8        127,199.90          0.74        12.107       563     100.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
C                               1         17,937.43          0.10         5.875       744      90.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------



5. Loan Purpose

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Loan Purpose             Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Purchase                      283      9,158,252.35         53.47         9.768       646      99.62
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Equity Refinance              198      7,825,833.51         45.69         9.615       635      92.59
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Rate/Term Refinance             5        144,739.71          0.85        10.123       625      88.95
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------




6. Property Type

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Property Type            Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Single-family                 396     13,458,600.23         78.57         9.655       641      96.35
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
PUD Detached                   40      1,443,143.59          8.43        10.054       637      99.20
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
PUD Attached                   32      1,380,755.96          8.06         9.710       641      98.24
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Two- to four- family units      7        404,769.44          2.36        10.175       640      85.04
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Condo Low-Rise                  7        276,430.83          1.61         9.744       670      93.39
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Townhouse                       4        165,125.52          0.96         9.070       632      84.73
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------



7. Occupancy Status

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Occupancy Status         Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Primary Residence             485     17,098,069.96         99.82         9.702       641      96.36
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Non Owner-occupied              1         30,755.61          0.18         9.300       584      72.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------



8. Documentation

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                                                       Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Documentation            Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Full Documentation            448     15,940,479.27         93.06         9.562       642      96.15
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Reduced Documentation          38      1,188,346.30          6.94        11.563       631      98.60
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------



9. Original Combined LTV

-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Original LTV                                           Percent        W.A.                   W.A.
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                          Loan        Principal       Principal       Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
                         Count         Balance         Balance       Coupon     Credit Score LTV
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
0.1 - 50.0                      1         24,859.71          0.15         8.850       756      41.00
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
50.1 - 60.0                     6        404,929.67          2.36         8.831       626      56.88
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
60.1 - 70.0                     5        214,787.01          1.25         8.661       598      67.51
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
70.1 - 75.0                     5        308,007.73          1.80         8.558       629      74.15
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
75.1 - 80.0                     6        338,444.30          1.98         8.681       603      78.40
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
80.1 - 85.0                    11        419,634.46          2.45         8.986       657      83.59
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
85.1 - 90.0                    22        912,826.08          5.33         9.974       641      89.61
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
90.1 - 95.0                    20        740,183.00          4.32         9.880       641      94.51
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
95.1 - 100.0                  410     13,765,153.61         80.36         9.789       643      99.89
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Total:                        486     17,128,825.57        100.00         9.701       641      96.32
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
W.A.: 96.32%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Lowest: 41.00%
-----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------
Highest: 100.00%
-----------------------------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANK OF AMERICA SECURITIES



                                  RASC 2004-KS8
                                   Second Lien


1. Current Balance

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                        Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                             Loan        Principal     Principal    Gross      W.A.    Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Current Balance             Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
1 - 50,000                     9        410,817.05       2.97      8.008        640      59.58
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
50,001 - 100,000             124      9,226,841.05      66.60      8.003        633      77.43
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
100,001 - 150,000             19      2,220,971.82      16.03      7.548        636      75.62
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
150,001 - 200,000              6      1,049,550.00       7.58      7.474        682      80.90
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
200,001 - 250,000              3        668,050.00       4.82      7.560        623      75.68
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
250,001 - 300,000              1        277,500.00       2.00      8.000        593      75.00
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Average: $85,516.85
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Lowest: $32,983.07
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Highest: $277,500.00
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



2. Gross Mortgage Rate

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                       Percent      W.A.                   W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                             Loan        Principal     Principal    Gross      W.A.    Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Gross Mortgage Rate         Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
5.001 - 6.000                  3        262,097.87       1.89      5.996        634      69.03
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
6.001 - 7.000                 24      2,466,185.01      17.80      6.798        680      77.10
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
7.001 - 8.000                 71      6,143,330.51      44.34      7.561        642      77.85
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
8.001 - 9.000                 43      3,539,869.73      25.55      8.512        614      77.19
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
9.001 - 10.000                16      1,092,796.78       7.89      9.475        590      74.88
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
10.001 - 11.000                3        236,988.15       1.71     10.451        555      59.79
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
11.001 - 12.000                2        112,461.87       0.81     11.235        608      65.41
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
W.A.: 7.869%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Lowest: 5.990%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Highest: 11.350%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



3. Credit Score

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                        Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                             Loan        Principal     Principal    Gross       W.A.   Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Credit Score                Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
750 - 799                      4        262,600.00       1.90      7.577        767      62.08
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
700 - 749                     19      1,613,340.41      11.65      7.268        724      77.62
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
650 - 699                     39      3,720,448.97      26.86      7.473        675      80.39
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
600 - 649                     51      3,993,160.20      28.82      7.911        627      78.16
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
550 - 599                     43      3,639,895.34      26.27      8.364        576      74.16
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
500 - 549                      6        624,285.00       4.51      8.744        527      64.77
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
W.A.: 636
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Lowest: 508
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Highest: 799
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------




4. Credit Grade

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                    Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                         Loan        Principal     Principal    Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Credit Grade            Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
A4                            96      8,320,032.77      60.06      7.571        670      79.13
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AX                            33      2,708,829.17      19.55      7.952        603      75.42
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
AM                            20      1,640,556.83      11.84      8.415        581      74.21
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
B                              9        782,594.16       5.65      8.918        551      70.12
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
C                              3        351,716.99       2.54      9.227        535      59.27
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
CM                             1         50,000.00       0.36      9.125        522      59.00
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



5. Loan Purpose

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                    Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                         Loan        Principal     Principal    Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Loan Purpose            Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Equity Refinance             117      9,951,941.45      71.84      7.947        637      76.03
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Purchase                      32      2,796,550.25      20.19      7.673        627      77.79
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Rate/Term Refinance           13      1,105,238.22       7.98      7.663        649      80.48
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



6. Property Type

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                    Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                         Loan        Principal     Principal    Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Property Type           Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Manufactured                 162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



7. Occupancy Status

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                    Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                         Loan        Principal     Principal    Gross       W.A.     Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Occupancy Status        Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Primary Residence            161     13,777,229.92      99.45      7.871        636      76.69
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Second/Vacation                1         76,500.00       0.55      7.500        638      85.00
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



8. Documentation

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                        Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                            Loan        Principal      Principal    Gross      W.A.    Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Documentation               Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Full Documentation           162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------



9. Original LTV

-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                                                        Percent      W.A.                  W.A.
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
                             Loan        Principal     Principal    Gross       W.A.   Combined
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Original LTV                Count         Balance       Balance     Coupon   Credit Score  LTV
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
50.0 or less                   3        196,968.83       1.42      7.164        667      43.81
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
50.1 - 60.0                   11        908,499.82       6.56      8.618        585      58.02
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
60.1 - 70.0                   15      1,126,306.46       8.13      7.675        632      68.30
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
70.1 - 75.0                   37      3,336,294.59      24.08      8.115        616      74.49
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
75.1 - 80.0                   64      5,236,462.39      37.80      7.827        634      79.73
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
80.1 - 85.0                   32      3,049,197.83      22.01      7.566        674      84.88
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total:                       162     13,853,729.92     100.00      7.869        636      76.74
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
W.A.: 76.74%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Lowest: 34.00%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Highest: 85.00%
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

RASC 2004-KS8                                         BANK OF AMERICA SECURITIES
Loan Group I
Fixed Rate Collateral


$167,856,918.42

1. Credit Score Range

-------------------------------------------------------------------------------------------------------------------------
Credit Score Range        Full Doc             Reduced Doc         All Docs            Avg Prin Bal           Current LTV
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Not Available                 0.23%               0.00%               0.23%              55,231.45                  71.79
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
1 - 499                       0.10%               0.00%               0.10%              55,095.60                  61.82
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
500 - 519                     0.24%               0.00%               0.24%              79,893.97                  71.19
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
520 - 539                     1.42%               0.00%               1.42%              99,251.11                  71.13
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
540 - 559                     3.64%               0.56%               4.20%              95,317.52                  70.89
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
560 - 579                     5.34%               0.34%               5.68%              86,634.16                  78.11
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
580 - 599                     6.51%               0.88%               7.39%              84,972.00                  78.13
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
600 - 619                    14.92%               1.34%              16.26%              91,880.41                  83.21
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
620 - 639                    20.48%               2.02%              22.50%             110,117.78                  83.42
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
640 - 659                    12.60%               2.96%              15.56%             107,059.54                  80.63
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
660 - 679                     8.47%               1.35%               9.82%             106,378.06                  83.12
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
680 - 699                     4.83%               0.86%               5.69%             113,792.11                  84.44
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
700 - 719                     3.42%               0.68%               4.09%             129,591.86                  81.02
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
720 - 739                     3.36%               0.38%               3.75%             142,968.78                  79.25
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
740 - 759                     1.52%               0.00%               1.52%             102,295.44                  85.74
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
760 or greater                1.54%               0.00%               1.54%             136,285.48                  80.29
--------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------
Total:                       88.62%              11.38%             100.00%             102,790.52                  81.24
--------------------------------------------------------------------------------------------------------------------------





2. Current Loan-to-Value Ratio (%)

------------------------------------------------------------------------------------------------------------------------------------
Current Loan-to-
Value Ratio (%)       Fico NA    499 or less   500 - 550    551 - 600   601 - 650   651 - 700    701 - 750   751 - 800      Total
------------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00           0.00%       0.00%         0.24%        1.15%       1.37%        0.86%        0.13%      0.15%        3.90%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00          0.02%       0.04%         0.62%        0.93%       1.78%        0.49%        0.17%      0.04%        4.09%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00          0.12%       0.06%         0.69%        1.55%       3.38%        1.25%        1.52%      0.18%        8.75%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00          0.05%       0.00%         1.49%        6.11%      15.00%        7.81%        2.63%      0.50%       33.57%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00          0.04%       0.00%         0.44%        5.00%      17.51%        6.92%        2.96%      0.94%       33.82%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00         0.00%       0.00%         0.05%        1.03%       8.77%        4.50%        1.19%      0.33%       15.87%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 0.23%       0.10%         3.52%       15.76%      47.81%       21.83%        8.60%      2.15%      100.00%
-----------------------------------------------------------------------------------------------------------------------------------

(CONT'D)

-------------------------------------------

Current LTV           WAC       Gross Margin
-------------------------------------------
------------------------------------------
   41.53             7.387             N/A
-------------------------------------------
------------------------------------------
    56.7             7.531             N/A
-------------------------------------------
------------------------------------------
   66.84             6.952             N/A
-------------------------------------------
------------------------------------------
   78.22             7.218             N/A
-------------------------------------------
------------------------------------------
   87.59             7.258             N/A
-------------------------------------------
------------------------------------------
   98.15             8.826             N/A
-------------------------------------------
------------------------------------------
   81.24             7.483             N/A
-------------------------------------------




3. Original Mortgage Loan Balance ($)

------------------------------------------------------------------------------------------------------------------------------------
Original Mortgage Loan Balance ($)       Fico NA             499 or less              500 - 550               551 - 600
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
1 - 50,000                                0.11%                   0.04%                 0.27%                  1.28%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
50,001 - 100,000                          0.12%                   0.06%                 1.23%                  5.06%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
100,001 - 150,000                         0.00%                   0.00%                 0.65%                  4.40%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
150,001 - 200,000                         0.00%                   0.00%                 0.50%                  2.09%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
200,001 - 250,000                         0.00%                   0.00%                 0.50%                  1.58%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
250,001 - 300,000                         0.00%                   0.00%                 0.16%                  0.96%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
300,001 - 350,000                         0.00%                   0.00%                 0.20%                  0.40%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
350,001 - 400,000                         0.00%                   0.00%                 0.00%                  0.00%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
400,001 - 450,000                         0.00%                   0.00%                 0.00%                  0.00%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
450,001 - 500,000                         0.00%                   0.00%                 0.00%                  0.00%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
500,001 - 550,000                         0.00%                   0.00%                 0.00%                  0.00%
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total:                                    0.23%                   0.10%                 3.52%                 15.76%
------------------------------------------------------------------------------------------------------------------------------------




(CONT'D)

------------------------------------------------------------------------------------------------------------
 601 - 650        651 - 700        701 - 750    751 - 800          Total     Current LTV       Gross Margin
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  4.46%             1.82%            0.45%      0.23%              8.67%        89.99             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 10.27%             4.50%            1.57%      0.14%             22.95%        78.73             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  9.52%             4.93%            1.25%      0.37%             21.13%        80.14             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  7.38%             3.57%            1.23%      0.18%             14.96%        80.59             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  4.71%             3.17%            1.55%      0.14%             11.65%        80.63             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  2.77%             1.11%            0.00%      0.32%              5.31%        81.44             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  2.55%             0.78%            0.58%      0.19%              4.69%        79.97             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  1.80%             0.67%            0.69%      0.00%              3.16%        82.84             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  2.55%             1.01%            0.99%      0.25%              4.81%        81.87             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  1.15%             0.27%            0.29%      0.00%              1.71%         86.1             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
  0.64%             0.00%            0.00%      0.31%              0.95%        92.29             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 47.81%            21.83%            8.60%      2.15%            100.00%        81.24             N/A
------------------------------------------------------------------------------------------------------------



4. Prepayment Penalty Term

--------------------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term         Loan Count        Fico NA        499 or less       500 - 550        551 - 600         601 - 650
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
0                                 641             0.11%              0.01%          1.37%            5.28%             15.69%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
6                                   3             0.00%              0.00%          0.00%            0.00%              0.12%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
12                                 86             0.00%              0.00%          0.26%            1.14%              3.23%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
24                                134             0.03%              0.06%          0.23%            1.16%              3.09%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
36                                757             0.09%              0.02%          1.59%            8.09%             25.43%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
60                                 12             0.00%              0.00%          0.06%            0.10%              0.24%
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total:                           1633             0.23%              0.10%          3.52%           15.76%             47.81%
--------------------------------------------------------------------------------------------------------------------------------


(CONT'D)
-----------------------------------------------------------------------------------------------------------------------------
651 - 700    701 - 750         751 - 800           Total         Current LTV         WAC      Gross Margin       Avg Prin Bal
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  5.94%       1.54%              0.72%            30.68%           81.46           8.015            0              80,336.16
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  0.02%       0.00%              0.00%             0.15%           91.18            8.76            0              82,216.08
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  1.78%       0.71%              0.57%             7.69%           77.38           6.912            0             150,056.67
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  1.44%       0.65%              0.10%             6.76%           83.74            7.89            0              84,649.44
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 12.62%       5.70%              0.76%            54.30%           81.42             7.2            0             120,394.40
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
  0.03%       0.00%              0.00%             0.43%           69.12           8.587            0              60,694.27
-----------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------
 21.83%         ###              2.15%           100.00%           81.24           7.483            0             102,790.52
-----------------------------------------------------------------------------------------------------------------------------



5. Mortgage Rates (%)

-------------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)      Fico NA      499 or less       500 - 550       551 - 600       601 - 650      651 - 700    701 - 750
-------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999           0.00%            0.00%           0.00%          0.00%           0.54%           0.10%        0.15%
-------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499           0.00%            0.00%           0.00%          0.00%           0.60%           0.48%        0.18%
-------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999           0.00%            0.00%           0.00%          0.27%           2.47%           1.26%        1.58%
-------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499           0.00%            0.00%           0.25%          1.16%           6.96%           4.41%        2.62%
-------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999           0.00%            0.00%           0.35%          1.54%          11.77%           6.57%        1.43%
-------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499           0.00%            0.00%           0.33%          1.24%           4.27%           1.93%        0.89%
-------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999           0.00%            0.00%           0.84%          2.77%           6.11%           2.04%        0.62%
-------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499           0.00%            0.00%           0.59%          1.97%           4.32%           1.79%        0.68%
-------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999           0.09%            0.06%           0.33%          2.38%           4.60%           1.64%        0.25%
-------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499           0.03%            0.00%           0.35%          1.33%           2.24%           0.74%        0.13%
-------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999           0.04%            0.00%           0.17%          1.64%           1.70%           0.59%        0.06%
-------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499         0.03%            0.00%           0.09%          0.45%           1.04%           0.12%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999         0.05%            0.00%           0.09%          0.36%           0.60%           0.01%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499         0.00%            0.00%           0.08%          0.11%           0.16%           0.10%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999         0.00%            0.02%           0.00%          0.28%           0.31%           0.07%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499         0.00%            0.01%           0.04%          0.04%           0.06%           0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999         0.00%            0.00%           0.00%          0.03%           0.07%           0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.499         0.00%            0.00%           0.00%          0.01%           0.00%           0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.999         0.00%            0.00%           0.02%          0.17%           0.00%           0.00%        0.00%
-------------------------------------------------------------------------------------------------------------------------------
Total:                  0.23%            0.10%           3.52%         15.76%          47.81%          21.83%        8.60%
-------------------------------------------------------------------------------------------------------------------------------

(CONT'D)
-----------------------------------------------------------------------------------
751 - 800      Total       Current LTV        WAC     Gross Margin     Avg Prin Bal
-----------------------------------------------------------------------------------
 0.00%          0.78%          69.87         4.99             0         261,507.37
-----------------------------------------------------------------------------------
 0.07%          1.33%          70.29        5.339             0         223,538.43
-----------------------------------------------------------------------------------
 0.83%          6.42%           78.1        5.812             0         203,394.19
-----------------------------------------------------------------------------------
 0.55%         15.96%          78.29        6.238             0         186,029.80
-----------------------------------------------------------------------------------
 0.36%         22.03%          81.71        6.733             0         159,357.99
-----------------------------------------------------------------------------------
 0.07%          8.73%          79.22        7.199             0         127,352.98
-----------------------------------------------------------------------------------
 0.15%         12.53%          78.98        7.706             0         105,726.32
-----------------------------------------------------------------------------------
 0.07%          9.41%          84.11        8.195             0          92,947.75
-----------------------------------------------------------------------------------
 0.04%          9.38%          80.89        8.737             0          76,443.50
-----------------------------------------------------------------------------------
 0.00%          4.81%          87.41        9.214             0          56,109.17
-----------------------------------------------------------------------------------
 0.00%          4.20%          87.79        9.728             0          51,421.88
-----------------------------------------------------------------------------------
 0.01%          1.73%          91.68       10.228             0          39,266.39
-----------------------------------------------------------------------------------
 0.00%          1.10%          91.01       10.696             0          33,543.57
-----------------------------------------------------------------------------------
 0.00%          0.46%          88.23       11.177             0          40,377.91
-----------------------------------------------------------------------------------
 0.00%          0.68%           92.6       11.748             0          33,596.66
-----------------------------------------------------------------------------------
 0.00%          0.16%          85.58       12.262             0          29,662.14
-----------------------------------------------------------------------------------
 0.00%          0.10%          98.61         12.5             0          26,763.33
-----------------------------------------------------------------------------------
 0.00%          0.01%            100        13.19             0          10,000.00
-----------------------------------------------------------------------------------
 0.00%          0.19%            100       13.727             0          15,950.90
-----------------------------------------------------------------------------------
 2.15%        100.00%          81.24        7.483             0         102,790.52
-----------------------------------------------------------------------------------



6. Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)   Current LTV 0.01 - 50.00     50.01 - 60.00    60.01 - 70.00     70.01 - 80.00    80.01 - 90.00   90.01 - 100.00
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999              0.00%                   0.00%              0.68%           0.10%            0.00%             0.00%
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499              0.07%                   0.20%              0.21%           0.85%            0.00%             0.00%
------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999              0.18%                   0.09%              1.30%           2.31%            2.17%             0.38%
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499              0.88%                   0.49%              1.32%           7.23%            5.57%             0.46%
------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999              0.66%                   0.90%              1.45%           6.60%           11.02%             1.40%
------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499              0.29%                   0.59%              1.10%           2.66%            3.11%             0.98%
------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999              0.64%                   0.52%              0.88%           5.66%            3.87%             0.97%
------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499              0.34%                   0.35%              0.59%           2.34%            3.26%             2.53%
------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999              0.57%                   0.34%              0.64%           3.45%            2.37%             2.01%
------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499              0.10%                   0.20%              0.15%           1.17%            0.94%             2.26%
------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999              0.10%                   0.17%              0.21%           0.86%            0.91%             1.95%
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499            0.00%                   0.04%              0.13%           0.24%            0.22%             1.09%
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999            0.04%                   0.07%              0.03%           0.02%            0.17%             0.76%
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499            0.02%                   0.02%              0.00%           0.10%            0.11%             0.21%
------------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999            0.00%                   0.04%              0.06%           0.00%            0.10%             0.48%
------------------------------------------------------------------------------------------------------------------------------------
12.000 - 12.499            0.00%                   0.06%              0.00%           0.00%            0.00%             0.10%
------------------------------------------------------------------------------------------------------------------------------------
12.500 - 12.999            0.00%                   0.00%              0.00%           0.00%            0.00%             0.10%
------------------------------------------------------------------------------------------------------------------------------------
13.000 - 13.499            0.00%                   0.00%              0.00%           0.00%            0.00%             0.01%
------------------------------------------------------------------------------------------------------------------------------------
13.500 - 13.999            0.00%                   0.00%              0.00%           0.00%            0.00%             0.19%
------------------------------------------------------------------------------------------------------------------------------------
Total:                     3.90%                   4.09%              8.75%          33.57%           33.82%            15.87%
------------------------------------------------------------------------------------------------------------------------------------


(CONT'D)

------------------------------------------
       Total       FICO       Avg Prin Bal
------------------------------------------
       0.78%        646        261,507.37
------------------------------------------
       1.33%        674        223,538.43
------------------------------------------
       6.42%        677        203,394.19
------------------------------------------
      15.96%        655        186,029.80
------------------------------------------
      22.03%        643        159,357.99
------------------------------------------
       8.73%        637        127,352.98
------------------------------------------
      12.53%        623        105,726.32
------------------------------------------
       9.41%        624         92,947.75
------------------------------------------
       9.38%        619         76,443.50
------------------------------------------
       4.81%        615         56,109.17
------------------------------------------
       4.20%        610         51,421.88
------------------------------------------
       1.73%        608         39,266.39
------------------------------------------
       1.10%        602         33,543.57
------------------------------------------
       0.46%        606         40,377.91
------------------------------------------
       0.68%        609         33,596.66
------------------------------------------
       0.16%        574         29,662.14
------------------------------------------
       0.10%        607         26,763.33
------------------------------------------
       0.01%        571         10,000.00
------------------------------------------
       0.19%        570         15,950.90
------------------------------------------
     100.00%        636        102,790.52
------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

RASC 2004-KS8                                         BANK OF AMERICA SECURITIES
Loan Group I
Adjustable Rate Collateral


$339,344,619.13



1. Credit Score Range

----------------------------------------------------------------------------------------
Credit Score Range         Full Doc    Reduced Doc  All Docs    Avg Prin Bal Current LTV
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Not Available                   0.17%      0.10%         0.27%   93,262.70        71.20
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
1 - 499                         0.19%      0.00%         0.19%   91,093.06        58.21
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
500 - 519                       0.42%      0.00%         0.42%  118,238.73        61.83
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
520 - 539                       2.81%      0.23%         3.05%  123,017.88        71.35
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
540 - 559                       5.77%      0.43%         6.20%  123,784.89        75.43
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
560 - 579                       8.91%      0.60%         9.51%  131,746.23        81.60
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
580 - 599                      11.01%      1.08%        12.09%  132,729.41        81.94
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
600 - 619                      15.97%      3.82%        19.79%  144,392.61        82.67
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
620 - 639                      13.36%      4.41%        17.78%  144,316.09        84.23
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
640 - 659                       9.33%      4.05%        13.37%  160,939.89        82.70
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
660 - 679                       5.44%      1.62%         7.06%  156,683.88        83.64
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
680 - 699                       3.05%      1.58%         4.63%  154,039.71        83.56
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
700 - 719                       1.27%      0.98%         2.26%  141,844.16        80.86
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
720 - 739                       1.31%      0.22%         1.53%  140,763.34        85.33
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
740 - 759                       0.57%      0.61%         1.19%  167,553.45        81.20
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
760 or greater                  0.52%      0.15%         0.67%  150,786.19        84.18
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
Total:                         80.11%     19.89%       100.00%  142,163.64        81.91
----------------------------------------------------------------------------------------


2. Current Loan-to-Value Ratio (%)

-----------------------------------------------------------------------------------------------------------------------------------
Current Loan-to-Value Ratio(%)  FICO NA  499 or less  500 - 550    551 - 600   601 - 650     651 - 700      701 - 750    751 - 800
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                    0.01%      0.08%         0.42%       0.62%        0.47%          0.08%          0.05%        0.00%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
50.01 - 60.00                   0.02%      0.03%         0.72%       0.40%        0.91%          0.31%          0.03%        0.00%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
60.01 - 70.00                   0.13%      0.05%         1.85%       1.88%        2.66%          0.57%          0.21%        0.18%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
70.01 - 80.00                   0.08%      0.02%         2.57%       9.10%       18.75%          7.30%          2.15%        0.37%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
80.01 - 90.00                   0.04%      0.00%         1.22%      13.23%       13.81%          5.92%          1.49%        0.32%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
90.01 - 100.00                  0.00%      0.00%         0.00%       0.16%        8.64%          2.42%          0.54%        0.04%
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          0.27%      0.19%         6.78%      25.40%       45.25%         16.60%          4.47%        0.90%
-----------------------------------------------------------------------------------------------------------------------------------



CONT'D


----------------------------------------------------------------------
 801 and above      Total      Current LTV       WAC      Gross Margin
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.00%         1.73%          41.52        7.233       7.204
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.00%         2.43%           56.7        7.175       7.105
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.00%         7.53%          67.02        7.286       7.137
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.05%        40.38%          78.71        6.787       6.578
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.00%        36.03%          87.72        7.182       6.866
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.09%        11.90%          95.57        7.266       6.941
----------------------------------------------------------------------
----------------------------------------------------------------------
          0.14%       100.00%          81.91        7.041       6.791
----------------------------------------------------------------------


3. Original Mortgage Loan Balance ($)

----------------------------------------------------------------------------------------------------------------------
Original Mortgage Loan        Fico NA    499 or less  500 - 550    551 - 600   601 - 650     651 - 700      701 - 750
Balance ($)
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
1 - 50,000                      0.01%      0.00%         0.10%       0.13%        0.07%          0.03%          0.03%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
50,001 - 100,000                0.11%      0.12%         1.89%       5.55%        7.31%          1.77%          0.52%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
100,001 - 150,000               0.16%      0.07%         1.41%       6.01%        9.73%          3.77%          1.36%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
150,001 - 200,000               0.00%      0.00%         2.06%       7.48%       14.10%          5.41%          1.34%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
200,001 - 250,000               0.00%      0.00%         0.52%       2.50%        5.07%          1.91%          0.26%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
250,001 - 300,000               0.00%      0.00%         0.49%       1.43%        3.97%          1.95%          0.49%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
300,001 - 350,000               0.00%      0.00%         0.19%       1.52%        3.69%          1.11%          0.38%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
350,001 - 400,000               0.00%      0.00%         0.12%       0.78%        1.01%          0.23%          0.10%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
400,001 - 450,000               0.00%      0.00%         0.00%       0.00%        0.00%          0.12%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
450,001 - 500,000               0.00%      0.00%         0.00%       0.00%        0.15%          0.15%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
500,001 - 550,000               0.00%      0.00%         0.00%       0.00%        0.15%          0.15%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Total:                          0.27%      0.19%         6.78%      25.40%       45.25%         16.60%          4.47%
----------------------------------------------------------------------------------------------------------------------

CONT'D
----------------------------------------------------------------------------
751 - 800    801 and above     Total     Current LTV     WAC    Gross Margin
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.00%         0.00%       0.37%      68.05        7.867        7.425
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.09%         0.00%      17.36%      80.37        7.579        7.384
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.18%         0.00%      22.69%      81.26        7.175        6.917
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.39%         0.05%      30.83%      82.59        6.978        6.709
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.06%         0.00%      10.33%      83.26        6.872        6.547
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.18%         0.00%       8.49%      80.48        6.758        6.554
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.00%         0.09%       6.97%      84.92        6.530         6.35
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.00%         0.00%       2.24%      82.51        6.162        5.939
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.00%         0.00%       0.12%      80.00        4.990         4.14
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.00%         0.00%       0.29%      84.00        5.800        5.495
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.00%         0.00%       0.31%      84.49        5.700          4.6
----------------------------------------------------------------------------
----------------------------------------------------------------------------
       0.90%         0.14%     100.00%      81.91        7.041        6.791
----------------------------------------------------------------------------



4. Prepayment Penalty Term

----------------------------------------------------------------------------------------------------------------------
Prepayment Penalty Term  Loan Count    Fico NA    499 or less   500 - 550   551 - 600     601 - 650      651 - 700
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
0                                 861      0.06%         0.09%       2.46%        7.87%         15.92%          5.58%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
6                                   2      0.00%         0.00%       0.00%        0.02%          0.04%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
12                                110      0.00%         0.00%       0.18%        1.41%          2.36%          1.22%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
24                               1108      0.22%         0.09%       3.23%       13.03%         21.89%          7.62%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
30                                  1      0.00%         0.00%       0.00%        0.00%          0.00%          0.07%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
36                                302      0.00%         0.00%       0.92%        3.07%          4.95%          2.11%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
60                                  3      0.00%         0.00%       0.00%        0.00%          0.08%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Total:                           2387      0.27%         0.19%       6.78%       25.40%         45.25%         16.60%
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------
751 - 800   801 and above     Total      Current LTV      WAC      Gross Margin Avg Prin Bal
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.36%         0.00%         33.46%        81.23        7.236       6.977     131,875.27
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.00%         0.00%          0.06%         88.7        7.104       6.225     101,350.00
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.03%         0.00%          5.55%        83.08        7.091       6.763     171,073.86
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.39%         0.14%         49.32%        82.09        6.873       6.594     151,042.90
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.00%         0.00%          0.07%           95          6.5           7     251,522.42
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.13%         0.00%         11.46%        82.34        7.172       7.107     128,755.86
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.00%         0.00%          0.08%        92.42        7.504       6.982      95,953.61
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
      0.90%         0.14%        100.00%        81.91        7.041       6.791     142,163.64
----------------------------------------------------------------------------------------------



5. Mortgage Rates (%)

----------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)        Fico NA     499 or less  500 - 550    551 - 600   601 - 650     651 - 700      701 - 750
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                   0.00%      0.00%         0.00%       0.00%        0.13%          0.00%          0.05%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
4.500 - 4.999                   0.00%      0.00%         0.00%       0.00%        0.70%          0.52%          0.26%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
5.000 - 5.499                   0.00%      0.00%         0.03%       0.25%        1.97%          1.36%          0.06%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
5.500 - 5.999                   0.00%      0.00%         0.00%       1.09%        4.64%          2.07%          0.85%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
6.000 - 6.499                   0.00%      0.00%         0.09%       1.78%        4.74%          2.48%          0.93%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
6.500 - 6.999                   0.02%      0.00%         1.29%       5.38%       11.53%          4.77%          1.01%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
7.000 - 7.499                   0.03%      0.00%         0.85%       4.61%        8.64%          3.38%          0.79%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
7.500 - 7.999                   0.16%      0.02%         1.57%       6.19%        9.10%          1.21%          0.51%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
8.000 - 8.499                   0.02%      0.00%         1.34%       3.01%        2.74%          0.64%          0.02%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                   0.04%      0.03%         0.69%       2.13%        0.86%          0.09%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                   0.00%      0.09%         0.38%       0.54%        0.04%          0.07%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
9.500 - 9.999                   0.01%      0.00%         0.46%       0.30%        0.06%          0.00%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
10.000 - 10.499                 0.00%      0.00%         0.08%       0.10%        0.02%          0.00%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
10.500 - 10.999                 0.00%      0.05%         0.01%       0.00%        0.05%          0.00%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
11.000 - 11.499                 0.00%      0.00%         0.00%       0.02%        0.00%          0.02%          0.00%
----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
Total:                          0.27%      0.19%         6.78%      25.40%       45.25%         16.60%          4.47%
----------------------------------------------------------------------------------------------------------------------

CONT'D

-------------------------------------------------------------------------------------------------
   751 - 800    801 and above     Total      Current LTV       WAC      Gross Margin Avg Prin Bal
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         0.18%          81.31        4.427        3.577  201,706.67
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         1.49%          80.65        4.861        4.352  219,269.35
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.17%         0.00%         3.84%          80.27        5.268        4.944  220,708.99
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.02%         0.00%         8.66%          80.34        5.745        5.524  189,669.19
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.16%         0.00%        10.17%          81.30         6.25         5.89  161,261.34
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.22%         0.14%        24.36%          81.18         6.75        6.607  149,475.42
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.24%         0.00%        18.55%          82.24        7.213        6.967  135,922.63
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.09%         0.00%        18.85%          84.49        7.709        7.492  130,265.39
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         7.77%          82.73        8.199        7.862  120,349.99
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         3.84%          82.72        8.685        8.334  110,440.10
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         1.13%           75.3        9.149        8.764   91,314.34
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         0.83%          73.85        9.721        9.262   82,341.64
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         0.20%          70.42       10.233         9.65   97,897.72
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         0.12%          64.78       10.613         8.53   98,070.94
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.00%         0.00%         0.03%          65.41       11.235       10.735   56,230.94
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
          0.90%         0.14%       100.00%          81.91        7.041        6.791  142,163.64
-------------------------------------------------------------------------------------------------




6. Mortgage Rates (%)

------------------------------------------------------------------------------------------------------------------------------------
Mortgage Rates (%)  Current LTV
                0.01 - 50.00  50.01 - 60.00  60.01 - 70.00 70.01 - 80.00 80.01 - 90.00  90.01 - 100.00   Total   FICO  Avg Prin Bal
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499        0.00%      0.00%         0.00%       0.13%        0.05%          0.00%           0.18%      647      201,706.67
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
4.500 - 4.999        0.00%      0.00%         0.04%       1.23%        0.21%          0.00%           1.49%      660      219,269.35
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
5.000 - 5.499        0.00%      0.00%         0.24%       2.88%        0.71%          0.00%           3.84%      646      220,708.99
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
5.500 - 5.999        0.24%      0.25%         0.47%       4.62%        2.56%          0.53%           8.66%      642      189,669.19
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6.000 - 6.499        0.25%      0.46%         0.44%       4.02%        3.73%          1.27%          10.17%      638      161,261.34
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
6.500 - 6.999        0.31%      0.73%         1.89%      10.79%        8.41%          2.22%          24.36%      626      149,475.42
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
7.000 - 7.499        0.36%      0.20%         1.72%       7.17%        6.62%          2.49%          18.55%      623      135,922.63
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
7.500 - 7.999        0.10%      0.25%         1.18%       6.05%        7.31%          3.96%          18.85%      607      130,265.39
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8.000 - 8.499        0.19%      0.15%         0.56%       2.35%        3.49%          1.04%           7.77%      593      120,349.99
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999        0.14%      0.09%         0.30%       0.80%        2.19%          0.32%           3.84%      579      110,440.10
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499        0.07%      0.08%         0.33%       0.21%        0.38%          0.05%           1.13%      559       91,314.34
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
9.500 - 9.999        0.06%      0.17%         0.13%       0.12%        0.33%          0.02%           0.83%      554       82,341.64
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
10.000 - 10.499      0.00%      0.05%         0.11%       0.00%        0.05%          0.00%           0.20%      553       97,897.72
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
10.500 - 10.999      0.01%      0.00%         0.11%       0.00%        0.00%          0.00%           0.12%      549       98,070.94
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
11.000 - 11.499      0.00%      0.02%         0.02%       0.00%        0.00%          0.00%           0.03%      608       56,230.94
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Total:               1.73%      2.43%         7.53%      40.38%       36.03%         11.90%         100.00%      620      142,163.64
------------------------------------------------------------------------------------------------------------------------------------





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an
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that it is  accurate or  complete  and it should not be relied upon as such.  By accepting  this  material the  recipient  agrees that it will not  distribute or
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representation   regarding  the   reasonableness  of  such  assumptions  or  the
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Information  contained in this  material is current as of the date  appearing on this material only.  Information  in this material  regarding any assets backing
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for the issuer in connection with the proposed transaction.

RASC 2004-KS2                                         BANK OF AMERICA SECURITIES
Group II Mortgage Loans
Adjustable Rate Collateral





                             Number
                               of                                               WA
                            Mortgage     Principal      Average             Remaining
                              Loans       Balance       Balance      WAC      Term        FICO     WA OLTV      Effective LTV
------------------------------------------------------------------------------------------------------------------------------
Original Balance
50,000 or less                  27        1,254,255      46,454     7.867       360       595         68.09        68.09
50,001 - 75,000                328       20,710,513      63,142     7.758       360       603         79.32        79.32
75,001 - 100,000               438       38,208,632      87,234     7.482       360       608         80.94        80.94
100,001 - 200,000            1,227      181,597,877     148,002     7.061       359       621         82.04        82.04
200,001 - 300,000              268       63,868,384     238,315     6.821       360       624         82.02        82.02
300,001 - 400,000               94       31,265,358     332,610     6.440       359       625         84.38        84.38
400,001 - 500,000                3        1,401,200     467,067     5.562       359       651         82.83        82.83
500,001 - 600,000                2        1,038,400     519,200     5.700       359       670         84.49        84.49

Credit Scores
499 or less                     17        1,570,278      92,369     8.435       360       487         65.93        65.93
500 - 519                       12        1,418,865     118,239     8.401       360       509         61.83        61.83
520 - 539                       84       10,333,502     123,018     7.933       360       532         71.35        71.35
540 - 559                      170       21,043,432     123,785     7.747       360       550         75.45        75.45
560 - 579                      245       32,277,826     131,746     7.625       359       569         81.61        81.61
580 - 599                      309       41,013,388     132,729     7.268       360       589         81.94        81.94
600 - 619                      465       67,142,566     144,393     6.947       360       610         82.69        82.69
620 - 639                      418       60,324,126     144,316     6.929       360       629         84.24        84.24
640 - 659                      282       45,385,049     160,940     6.774       360       648         82.74        82.74
660 - 679                      153       23,972,634     156,684     6.499       359       668         83.64        83.64
680 - 699                      102       15,712,050     154,040     6.548       359       688         83.58        83.58
700 - 719                       54        7,659,584     141,844     6.459       359       709         80.86        80.86
720 - 739                       37        5,208,243     140,763     6.507       359       727         85.33        85.33
740 - 759                       24        4,021,283     167,553     6.577       360       747         81.20        81.20
760 - 779                        9        1,197,619     133,069     6.326       359       769         81.86        81.86
780 - 799                        4          599,817     149,954     6.508       359       784         84.79        84.79
800 or greater                   2          464,356     232,178     6.952       359       807         90.01        90.01

Original LTV
80.00 or less                1,259      176,644,862     140,306     6.892       360       617         74.77        74.77
80.01 - 85.00                  357       47,940,526     134,287     7.216       360       616         84.58        84.58
85.01 - 90.00                  500       74,383,243     148,766     7.161       359       618         89.78        89.78
90.01 - 95.00                  236       34,184,692     144,850     7.236       360       638         94.78        94.78
95.01 - 100.00                  35        6,191,296     176,894     7.432       359       641         99.91        99.91

Equity Refinance             1,436      204,250,792     142,236     7.047       360       613         80.91        80.91
Two- to four- family units      87       13,464,851     154,768     7.049       359       625         77.13        77.13
Non-primary residence          207       24,742,097     119,527     7.153       359       656         79.19        79.19
IO Flag                        192       37,580,113     195,730     6.101       360       643         81.18        81.18
Manufactured Home               73        6,763,091      92,645     7.445       360       632         76.13        76.13
Reduced Documentation          448       67,509,727     150,691     7.110       360       641         75.96        75.96
2nd Lien                         0                0           0     0.000         0         0          0.00         0.00


(CONT'D)
           WA DTI         % Full Doc       % Primary  % Single Family  % IO Loans      % Cashout
------------------------------------------------------------------------------------------------

              0.00           85.25            84.64          73.65       0.00             76.68
              0.00           87.09            84.69          87.22       0.33             59.30
              0.00           86.83            91.97          86.21       2.66             61.39
              0.00           77.88            91.92          91.45       9.42             60.73
              0.00           73.50            94.31          87.85      16.20             59.35
              0.00           91.92           100.00          92.29      22.79             58.70
              0.00          100.00           100.00         100.00     100.00             35.33
              0.00          100.00           100.00         100.00      50.08             50.08


              0.00           77.33            95.34         100.00       0.00             44.45
              0.00          100.00           100.00          73.36       0.00             90.49
              0.00           92.44            99.51          96.41       0.00             81.47
              0.00           93.01            95.23          90.55       0.00             73.79
              0.00           93.70            97.68          89.50       0.00             64.94
              0.00           91.09            96.07          89.83       4.91             65.03
              0.00           80.71            95.31          90.73      12.72             62.38
              0.00           75.17            94.30          91.45      13.57             59.37
              0.00           69.72            90.59          89.32      20.85             57.17
              0.00           77.01            90.62          89.61      23.71             53.33
              0.00           65.83            82.30          87.18       6.71             52.82
              0.00           56.44            78.95          83.87      13.90             39.75
              0.00           85.37            63.30          85.50      10.33             30.18
              0.00           48.50            72.17          84.91      21.89             13.60
              0.00           58.90            76.02          86.87       0.00             52.11
              0.00          100.00            28.04          72.39       0.00             28.04
              0.00          100.00           100.00         100.00      33.27              0.00


             0.00           67.43            91.68          88.23      15.04             57.54
             0.00           79.92            88.31          87.34       5.22             72.58
             0.00           99.77            94.64          91.57       9.74             59.91
             0.00           99.46            98.67          97.58       3.72             59.81
             0.00          100.00           100.00         100.00       0.00             45.25

             0.00           81.65            94.25          89.06      10.67            100.00
             0.00           70.39            68.56           0.00       5.41             73.92
             0.00           68.97             0.00          79.30       0.00             47.49
             0.00           90.00           100.00          94.23      00.00             57.97
             0.00          100.00            98.87           0.00       0.00             65.81
             0.00            0.00            88.63          89.68       5.57             55.52
             0.00            0.00             0.00           0.00       0.00              0.00




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

RASC 2004-KS2                                         BANK OF AMERICA SECURITIES
Group II Mortgage Loans
Fixed Rate Collateral



                                Number
                                  of                                                      WA
                               Mortgage            Principal     Average               Remaining
                                 Loans              Balance      Balance       WAC       Term     FICO        WA OLTV  Effective LTV
------------------------------------------------------------------------------------------------------------------------------------
Original Balance
50,000 or less                      476          14,554,598     30,577        9.577      227      634         27.74            27.74
50,001 - 75,000                     318          19,545,576     61,464        8.419      295      626         65.49            65.49
75,001 - 100,000                    216          18,985,450     87,896        7.866      319      625         72.68            72.68
100,001 - 200,000                   437          60,577,673    138,622        7.332      343      633         79.86            79.86
200,001 - 300,000                   120          28,468,108    237,234        6.739      349      640         80.91            80.91
300,001 - 400,000                    38          13,181,971    346,894        6.563      351      649         81.18            81.18
400,001 - 500,000                    25          10,940,536    437,621        6.308      345      661         82.98            82.98
500,001 - 600,000                     3           1,603,007    534,336        6.971      359      672         92.29            92.29

Credit Scores
499 or less                          10             551,907     55,191        9.615      311      496         68.81            68.81
500 - 519                             5             399,470     79,894        8.735      359      512         71.19            71.19
520 - 539                            24           2,382,027     99,251        7.798      336      533         67.69            67.69
540 - 559                            74           7,053,496     95,318        8.429      328      551         68.79            68.79
560 - 579                           110           9,529,758     86,634        8.254      336      569         75.04            75.04
580 - 599                           146          12,405,911     84,972        8.303      324      589         71.43            71.43
600 - 619                           297          27,288,481     91,880        7.761      324      609         73.63            73.63
620 - 639                           343          37,770,398    110,118        7.401      325      630         75.55            75.55
640 - 659                           244          26,122,528    107,060        7.329      325      649         70.56            70.56
660 - 679                           155          16,488,600    106,378        7.106      328      670         73.93            73.93
680 - 699                            84           9,558,538    113,792        6.914      333      687         74.66            74.66
700 - 719                            53           6,868,369    129,592        6.849      321      709         74.73            74.73
720 - 739                            44           6,290,626    142,969        6.464      327      730         75.52            75.52
740 - 759                            25           2,557,386    102,295        6.815      318      749         77.52            77.52
760 - 779                            12           1,665,098    138,758        6.188      339      769         76.43            76.43
780 - 799                             7             924,326    132,047        6.553      346      786         68.85            68.85

Original LTV
80.00 or less                     1,186         100,295,670     84,566        7.617      313      633         62.87            62.87
80.01 - 85.00                       157          21,284,855    135,572        7.306      339      635         84.41            84.41
85.01 - 90.00                       208          34,087,796    163,884        7.129      350      640         89.58            89.58
90.01 - 95.00                        56           8,326,518    148,688        7.425      354      650         94.70            94.70
95.01 - 100.00                       26           3,862,079    148,541        8.222      349      648         00.00           100.00

Equity Refinance                  1,075         122,283,538    113,752        7.354      327      632         74.78            74.78
Two- to four- family units           64           8,803,513    137,555        7.110      334      637         71.34            71.34
Non-Primary Residence                92           8,392,982     91,228        7.842      341      650         76.09            76.09
IO                                    0                   0          0        0.000        0        0          0.00             0.00
Manufactured Home                    89           7,090,639     79,670        8.274      324      639         77.33            77.33
Reduced Documentation               183          19,097,806    104,360        7.863      317      640         67.52            67.52
2nd Lien                            486          17,128,826     35,245        9.701      207      641         19.85            19.85



CONT'D

WA DTI       % Full Doc        % Primary       % Single Family    % IO Loans       % Cashout
-------------------------------------------------------------------------------------------

  0.00             90.86           96.82             92.89           0.00            52.17
  0.00             87.27           88.23             76.10           0.00            70.27
  0.00             87.60           91.54             80.37           0.00            75.67
  0.00             86.33           96.03             89.56           0.00            72.74
  0.00             87.48           95.83             89.05           0.00            83.39
  0.00             91.82          100.00             86.75           0.00            79.20
  0.00            100.00           96.09             87.25           0.00            71.28
  0.00            100.00          100.00            100.00           0.00            34.28


  0.00            100.00          100.00            100.00           0.00            62.08
  0.00            100.00          100.00            100.00           0.00           100.00
  0.00            100.00          100.00             80.28           0.00            84.75
  0.00             86.61           98.40             86.56           0.00            78.77
  0.00             94.05           96.63             86.48           0.00            77.02
  0.00             88.07           96.66             81.35           0.00            87.45
  0.00             91.77           94.88             90.48           0.00            74.87
  0.00             91.01           95.73             88.52           0.00            74.08
  0.00             80.97           93.64             83.75           0.00            74.00
  0.00             86.23           95.40             85.44           0.00            66.68
  0.00             84.89           90.61             91.61           0.00            59.42
  0.00             83.46           90.82             86.47           0.00            55.31
  0.00             89.77           97.51             82.20           0.00            81.78
  0.00            100.00          100.00             86.92           0.00            48.69
  0.00            100.00           74.30             90.40           0.00            47.49
  0.00            100.00          100.00             92.54           0.00            41.64


  0.00             82.73           94.14             84.05           0.00            71.85
  0.00             91.65           93.98             84.02           0.00            83.24
  0.00            100.00           96.64             92.94           0.00            72.57
  0.00            100.00           98.93             97.47           0.00            80.20
  0.00            100.00          100.00            100.00           0.00            28.30

  0.00             88.29           95.96             85.19           0.00           100.00
  0.00             84.19           76.94              0.00           0.00            86.10
  0.00             70.78            0.00             69.72           0.00            58.87
  0.00              0.00            0.00              0.00           0.00             0.00
  0.00            100.00          100.00              0.00           0.00            77.58
  0.00              0.00           87.16             90.00           0.00            75.00
  0.00             93.06           99.82             95.06           0.00            45.69


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

BANK OF AMERICA SECURITIES

                                  RASC-2004KS8
                             Group II Mortgage Loans
                           Adjustable Rate Collateral

Geographic Concentration

---------------------------------------------
State                         Percent Balance
---------------------------------------------
---------------------------------------------
California                            12.62%
---------------------------------------------
---------------------------------------------
Florida                                 8.88
---------------------------------------------
---------------------------------------------
Minnesota                               7.03
---------------------------------------------
---------------------------------------------
Illinois                                6.50
---------------------------------------------
---------------------------------------------
Michigan                                6.13
---------------------------------------------
---------------------------------------------
Wisconsin                               4.35
---------------------------------------------
---------------------------------------------
Georgia                                 3.96
---------------------------------------------
---------------------------------------------
Virginia                                3.44
---------------------------------------------
---------------------------------------------
Texas                                   3.00
---------------------------------------------
---------------------------------------------
Maryland                                2.84
---------------------------------------------
---------------------------------------------
Washington                              2.74
---------------------------------------------
---------------------------------------------
Arizona                                 2.53
---------------------------------------------
---------------------------------------------
Missouri                                2.51
---------------------------------------------
---------------------------------------------
Colorado                                2.49
---------------------------------------------
---------------------------------------------
North Carolina                          2.43
---------------------------------------------
---------------------------------------------
Ohio                                    2.29
---------------------------------------------
---------------------------------------------
Nevada                                  2.02
---------------------------------------------
---------------------------------------------
Alabama                                 1.96
---------------------------------------------
---------------------------------------------
Massachussetts                          1.89
---------------------------------------------
---------------------------------------------
New Jersey                              1.82
---------------------------------------------
---------------------------------------------
Indiana                                 1.59
---------------------------------------------
---------------------------------------------
Tennessee                               1.52
---------------------------------------------
---------------------------------------------
Connecticut                             1.24
---------------------------------------------
---------------------------------------------
South Carolina                          1.21
---------------------------------------------
---------------------------------------------
Pennsylvania                            1.20
---------------------------------------------
---------------------------------------------
New York                                1.12
---------------------------------------------
---------------------------------------------
Louisiana                               1.12
---------------------------------------------
---------------------------------------------
Kentucky                                1.03
---------------------------------------------
---------------------------------------------
Utah                                    1.02
---------------------------------------------
---------------------------------------------
Mississippi                             0.95
---------------------------------------------
---------------------------------------------
Rhode Island                            0.93
---------------------------------------------
---------------------------------------------
Oregon                                  0.86
---------------------------------------------
---------------------------------------------
Iowa                                    0.75
---------------------------------------------
---------------------------------------------
Kansas                                  0.61
---------------------------------------------
---------------------------------------------
New Hampshire                           0.57
---------------------------------------------
---------------------------------------------
Oklahoma                                0.36
---------------------------------------------
---------------------------------------------
Idaho                                   0.35
---------------------------------------------
---------------------------------------------
Delaware                                0.32
---------------------------------------------
---------------------------------------------
Nebraska                                0.30
---------------------------------------------
---------------------------------------------
Arkansas                                0.24
---------------------------------------------
---------------------------------------------
West Virginia                           0.21
---------------------------------------------
---------------------------------------------
New Mexico                              0.16
---------------------------------------------
---------------------------------------------
Alaska                                  0.16
---------------------------------------------
---------------------------------------------
District of Columbia                    0.15
---------------------------------------------
---------------------------------------------
South Dakota                            0.13
---------------------------------------------
---------------------------------------------
Hawaii                                  0.12
---------------------------------------------
---------------------------------------------
Vermont                                 0.11
---------------------------------------------
---------------------------------------------
Montana                                 0.11
---------------------------------------------
---------------------------------------------
Wyoming                                 0.07
---------------------------------------------
---------------------------------------------
Maine                                   0.07
---------------------------------------------
---------------------------------------------
Total:                               100.00%
---------------------------------------------


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                      BANK OF AMERICA SECURITIES
2004-KS8
ADJUSTABLE RATE COLLATERAL

---------------------------------------------------------------------------------------------------------------------------
                    % of pool  average LTV   LTV above 80%  LTV above 90%  % full doc  % owner occ  ave wac   % below 100k
                    -------------------------------------------------------------------------------------------------------
A   FICO below 600   31.73         79.06        45.13          0.16         92.29        96.76      7.564           24.20
                    -------------------------------------------------------------------------------------------------------
    FICO below 580   19.64         77.29        41.45          0.00         93.03        97.18      7.747           25.72
                    -------------------------------------------------------------------------------------------------------
    FICO below 560   10.13         73.22        24.90          0.00         92.41        96.72      7.861           27.83
---------------------------------------------------------------------------------------------------------------------------

CONT'D

---------------------------------------------------------------
         % above 500k      % IO       ave DTI        DTI > 45%
--------------------------------------------------------------
                0.00        1.87        40.34           36.28
--------------------------------------------------------------
                0.00        0.00        40.11           37.20
--------------------------------------------------------------
                0.00        0.00        39.61           39.18
---------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                  % of pool average LTV  FICO under 600   FICO under 575    % full doc % owner occ  ave wac   % below 100k
                  -----------------------------------------------------------------------------------------------------------
B  LTV above 85%  33.82      91.81          25.12            9.84             99.69       96.13     7.198           15.20
                  -----------------------------------------------------------------------------------------------------------
                  -----------------------------------------------------------------------------------------------------------
   LTV above 90%  11.90      95.57           0.42            0.00             99.54       98.87     7.266           14.91
                  -----------------------------------------------------------------------------------------------------------
                  -----------------------------------------------------------------------------------------------------------
   LTV above 95%  1.82       99.91           2.73            0.00            100.00      100.00     7.432            5.46
-----------------------------------------------------------------------------------------------------------------------------

CONT'D
---------------------------------------------------------------------------------------------------
% above 500k         % IO       ave DTI       DTI > 45%         LTV above 80%         LTV above 90%
---------------------------------------------------------------------------------------------------
     0.45        7.42        41.37           41.68                      100                   35.18
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
     0.00        3.15        42.09           44.01                      100                  100.00
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
     0.00        0.00        43.57           64.11                      100                  100.00
---------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
              % of pool  average LTV  FICO under 600 FICO under 575   % full doc  % owner occ ave wac % below 100k  % above 500k
              ----------------------------------------------------------------------------------------------------------------------
C  DTI > 40%  55.04         82.69      32.00         17.25             81.49        92.42      7.073         14.60          0.00
              ----------------------------------------------------------------------------------------------------------------------
              ----------------------------------------------------------------------------------------------------------------------
   DTI > 45%  35.26         82.99      32.64         18.26             83.86        91.82      7.093         14.02          0.00
              ----------------------------------------------------------------------------------------------------------------------
              ----------------------------------------------------------------------------------------------------------------------
   DTI > 50%   7.20         80.06      56.20         34.52             94.18        87.48      7.255         18.22          0.00
------------------------------------------------------------------------------------------------------------------------------------

CONT'D

---------------------------------------------------------------------------------------
    % IO       ave DTI       DTI > 45%           LTV above 80%            LTV above 90%
---------------------------------------------------------------------------------------
    9.20        47.08           64.05                    50.93                   13.79
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
    8.35        49.37          100.00                    53.89                   14.85
---------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------
    0.00        53.24          100.00                    50.95                    6.30
---------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
D                    % of pool   average LTV    FICO under 600  FICO under 575     % full doc   % owner occ    ave wac  % below 100k
                     ---------------------------------------------------------------------------------------------------------------
     Non Owner Occ     5.95           78.5            12.39          5.59             72.59          0.00      7.118           28.03
                     ---------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
      Reduced Docs    19.89          75.96            12.29          5.97              0.00         88.63      7.110           11.09
                     ---------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
    Loans below 100k  17.35          80.33            44.26          26.2             87.28         89.08      7.591          100.00
                     ---------------------------------------------------------------------------------------------------------------
                     ---------------------------------------------------------------------------------------------------------------
        IO Loans      11.07          81.18             5.36          0.00             90.00        100.00      6.101            2.35
------------------------------------------------------------------------------------------------------------------------------------

CONT'D

--------------------------------------------------------------------------------------------
 % above 500k        % IO       ave DTI         DTI > 45%     LTV > 80%            LTV > 90%
--------------------------------------------------------------------------------------------
         0.00        0.00        39.31            36.10       38.97                    0.00
--------------------------------------------------------------------------------------------
         0.00        5.57        38.99            28.61       14.78                    0.27
--------------------------------------------------------------------------------------------
         0.00        1.50        38.13            28.49       46.23                   10.22
--------------------------------------------------------------------------------------------
         1.38      100.00        39.02            26.58       29.32                    3.39
--------------------------------------------------------------------------------------------



H    What are top 10 cities and average strats for each

     Top 10 Cities
     of Overall Pool     Loans         Balance ($)     Balance     Rate (%)  Remaing Term (months)  LTV             Score
     --------------------------------------------------------------------------------------------------------------------
      CHICAGO             37          5,641,636         1.66       7.313         360               80.88             606
     --------------------------------------------------------------------------------------------------------------------
     LAS VEGAS            25          4,995,569         1.47       6.735         360               82.44             622
     --------------------------------------------------------------------------------------------------------------------
     MINNEAPOLIS          22          3,535,720         1.04       6.812         359               79.54             653
     --------------------------------------------------------------------------------------------------------------------
     MILWAUKEE            38          3,361,481         0.99       7.818         360               80.49             604
     --------------------------------------------------------------------------------------------------------------------
     SACRAMENTO           14          2,393,024         0.71       6.956         359               75.33             615
     --------------------------------------------------------------------------------------------------------------------
     RICHMOND             13          2,175,513         0.64       6.815         360               84.67             640
     --------------------------------------------------------------------------------------------------------------------
     HOUSTON              21          2,112,166         0.62       7.454         360               81.23             630
     --------------------------------------------------------------------------------------------------------------------
     PHOENIX              16          1,991,267         0.59       6.897         360               83.32             621
     --------------------------------------------------------------------------------------------------------------------
     MIAMI                12          1,944,128         0.57       7.085         360               80.57             615
     --------------------------------------------------------------------------------------------------------------------
     RIVERSIDE             6          1,794,197         0.53       6.480         360               86.32             606
     --------------------------------------------------------------------------------------------------------------------


I    What % of pool are LTV above 90% and stated doc, IO, FICO below 600 or NOO?

------------------------------------------------------------------------------------------------------------------------------------
LTV > 90   Loans     Balance ($)  % of Balance   Rate (%)  % Reduced Doctype  % IO Loans  % non-owner Occupied  % Fico Less Than 600
------------------------------------------------------------------------------------------------------------------------------------
LTV > 90    271     40,375,988      11.90%        7.266         0.46              3.15            1.13                  0.42
------------------------------------------------------------------------------------------------------------------------------------

J    What is max LTv fo stated income and minimum FICO for stated income?
     Max LTV for Reduced Documentation: 100.00
     Min Fico for Reduced Documentation: 528
--------------------------------------------------------------------------------
K    What is min FICO for loans above 90% LTV
     Min Fico for ltv greater than 90: 585
--------------------------------------------------------------------------------
L    Seasoning hisotry - any over 3m?   0.40% of total balance.



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